Exhibit 99.1

THE HONORABLE MARSHA J. PECHMAN

UNITED STATES DISTRICT COURT

WESTERN DISTRICT OF WASHINGTON

AT SEATTLE

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In re COINSTAR, INC., SHAREHOLDER	)	Lead Case No. 2:11-cv-00133-MJP
DERIVATIVE LITIGATION	)
	)	NOTICE OF PROPOSED SETTLEMENT
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This Document Relates To:	)
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ALL ACTIONS.	)
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TO:	ALL CURRENT RECORD SHAREHOLDERS OF THE COMMON STOCK OF COINSTAR , INC. (“COINSTAR” OR THE “COMPANY”) AS OF APRIL 27, 2012, (THE “RECORD DATE”) (“CURRENT COINSTAR SHAREHOLDERS”).

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF THE ABOVE-CAPTIONED SHAREHOLDER DERIVATIVE ACTION (THE “FEDERAL ACTION”) AND AN ACTION PENDING IN THE SUPERIOR COURT OF WASHINGTON FOR KING COUNTY (THE “STATE ACTION”) (COLLECTIVELY, THE “ACTIONS”) AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS.

IF YOU HOLD COINSTAR COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER.

THE COURT HAS MADE NO FINDINGS OR DETERMINATIONS CONCERNING THE MERITS OF THE ACTIONS. THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES.

Notice is hereby provided to you of the proposed settlement (the “Settlement”) of these shareholder derivative lawsuits. This Notice is provided by Order of the United States District Court for the Western District of Washington (the “Court”). It is not an expression of any opinion by the Court. It is to notify you of the terms of the proposed Settlement, and your rights related thereto.

I.	WHY THE COMPANY HAS ISSUED THIS NOTICE

Your rights may be affected by the settlement of these Actions styled In re Coinstar, Inc. Shareholder Derivative Litigation, Lead Case No. 2:11-cv-00133-MJP (filed in the United States District Court for the Western District of Washington) and In re Coinstar, Inc. Derivative Litigation, Master File No. 11-2-08511-2-SEA (filed in the Superior Court of Washington, King County). Plaintiffs, MARTA/ATU Local 732 Employees Retirement Plan, Melvin Brenner, Roger Augustiniak, Sr., Jill Goldberg Nadley, Tom and Amy Willis and Gary Wilkerson (on behalf of themselves and derivatively on behalf of Coinstar); Arik A. Ahitov, David M. Eskenazy, Robert D. Sznewajs, Ronald B. Woodard, Deborah L. Bevier, Daniel W. O’Conner, Paul D. Davis, Gregg A.

Kaplan, Galen Smith, and J. Scott Di Valerio (the “Individual Defendants”); and nominal party Coinstar (collectively, the “Settling Parties”) have entered into a Stipulation of Settlement (the “Stipulation”) dated April 27, 2012. The Stipulation is intended by the Settling Parties to fully, finally and forever resolve, discharge and settle the Released Claims (as defined in ¶1.15 of the Stipulation and set forth herein), upon and subject to the terms and conditions hereof.

On November 9, 2012 at 9:00 a.m., the Court will hold a hearing (the “Settlement Hearing”) in the Federal Action. The purpose of the Settlement Hearing is to determine: (i) whether the terms of the Settlement are fair, reasonable and adequate and should be approved; (ii) whether a final judgment should be entered; and (iii) such other matters as may be necessary or proper under the circumstances.

II.	SUMMARY OF THE ACTIONS

On April 18, 2011, plaintiff MARTA/ATU Local 732 Employees Retirement Plan filed a complaint against the Individual Defendants and nominal party Coinstar in the United States District Court for the Western District of Washington (the “Court”): MARTA/ATU Local 732 Employees Retirement Plan v. Ahitov, et al., No. 2:11-cv-00663-RSM. On the same date, plaintiff Melvin Brenner filed a complaint in the Court entitled Brenner v. Bevier, et al., No. 2:11-cv-00655-JCC. By Order dated May 25, 2011, the two cases were consolidated as In re Coinstar, Inc., Shareholder Derivative Litigation, Lead Case No. 2:11-cv-00133-MJP (the “Federal Action”).

Three additional derivative actions were filed on behalf of Coinstar against certain of the Individual Defendants and nominal party Coinstar in the Superior Court of Washington for King County: Augustiniak v. Davis, et al., No. 11-2-08511-2 SEA; Nadley v. Davis, et al., No. 11-2-09424-3 SEA; and Willis, et al. v. Ahitov, et al., No. 11-2-13508-0. On October 11, 2011, the state court actions were consolidated as In re Coinstar, Inc. Derivative Litigation, Master Case No. 11-2-08511-2 SEA (the “State Action”). The Federal Action and the State Action are referred to collectively as the “Actions.”

On July 15, 2011, Plaintiffs in the Federal Action filed a Consolidated Shareholder Derivative Complaint (“Consolidated Complaint”). The Consolidated Complaint asserted claims on behalf of Coinstar against its Board of Directors, one former member of its Board of Directors, and certain top officers for breach of fiduciary duty, abuse of control, gross mismanagement, and unjust enrichment. The Consolidated Complaint further alleged that the Individual Defendants caused or failed to prevent Coinstar from making allegedly false and misleading statements about its business, financial condition and prospects for future growth, and, as a result, may be held liable to Coinstar for damages.

On August 12, 2011, the Individual Defendants and Coinstar filed a Motion to Dismiss the Consolidated Complaint on the grounds that, under the law of Delaware, Plaintiffs lacked standing to sue because, among other things, they had not adequately pleaded that a pre-suit demand on the Coinstar Board of Directors was excused as futile. The Individual Defendants and Coinstar argued that the Consolidated Complaint failed to demonstrate that a majority of the Coinstar Board of Directors faced a substantial likelihood of liability for breach of fiduciary duty, abuse of control, gross mismanagement and/or unjust enrichment.

On September 2, 2011, Plaintiffs filed an Opposition to the Individual Defendants and Coinstar’s Motion to Dismiss. In their Opposition, Plaintiffs argued that the particularized factual allegations contained in the Consolidated Complaint were sufficient to demonstrate that a pre-suit demand upon the Coinstar Board of Directors was excused as futile.

On September 23, 2011, the Individual Defendants and Coinstar filed a Reply to Plaintiffs’ Opposition arguing again that a pre-suit demand upon the Coinstar Board of Directors was necessary.

On November 8, 2011, the Court, the Honorable Marsha J. Pechman presiding, conducted a hearing on the Individual Defendants and Coinstar’s Motion to Dismiss the Consolidated Complaint. Following the hearing, on November 14, 2011, the Court issued an Order granting the Motion to Dismiss, finding that the Consolidated Complaint failed to plead facts sufficient to excuse a pre-suit demand upon the Coinstar Board of Directors as futile. The Court also granted Plaintiffs leave to file an amended complaint.

Following the Court’s November 14, 2011 dismissal Order, Plaintiffs served a written inspection demand upon the Board of Directors of Coinstar, seeking, among other things, documents relating to demand futility. On November 23, 2011, Plaintiffs also filed a Motion to Stay Action and/or Defer the Filing of the Amended Complaint Pending Completion of Plaintiffs’ Inspection Demand (“Motion to Stay/Defer”), which the Individual Defendants and Coinstar opposed on December 5, 2011. Plaintiffs filed a Reply in support of the Motion to Stay/Defer on December 9, 2011.

On December 22, 2011, the Court issued an Order on the Motion to Stay/Defer. In the Order, the Court, subject to certain terms and conditions, deferred the filing of an amended complaint for a period of time to allow Plaintiffs and Coinstar to resolve the inspection demand. Thereafter, negotiations regarding resolution of the inspection demand ensued.

As negotiations concerning the inspection demand continued during the first quarter of 2012, settlement discussions between the Settling Parties also resumed. Plaintiffs, the Individual Defendants, and Coinstar had participated in an all-day mediation before the Honorable Layn R. Phillips, United States District Judge (Ret.) on September 2, 2011. However, that mediation failed to produce a settlement. The settlement negotiations during early 2012 were more productive and ultimately, with the substantial assistance of Judge Phillips, the Settling Parties reached an agreement-in-principal to resolve the Actions .

As a result of the Actions and Settlement reflected in the Stipulation, Coinstar will institute corporate governance reforms. The Settling Parties believe that a settlement at this juncture on the terms and on the conditions set forth in the Stipulation is fair, reasonable, and adequate. Moreover, on April 19, 2012, the Coinstar Board of Directors, in its business judgment, approved the proposed Settlement and each of its terms as in the best interest of Coinstar and its shareholders.

III.	TERMS OF THE PROPOSED DERIVATIVE SETTLEMENT

The principal terms, conditions and other matters that are part of the Settlement, which is subject to approval by the Court, are summarized below. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court and the U.S. Securities and Exchange Commission (“SEC”). A copy of the Stipulation is attached to n August 2012 Coinstar Form 8-K that can be found on the SEC’s website (www.sec.gov) and the Investors/SEC Filings section of Coinstar’s website (www.coinstarinc.com).

In connection with and conditioned upon the settlement of the Actions, Coinstar has agreed to implement the Corporate Governance Measures set forth below, which shall be maintained for a minimum of three years from the Effective Date. Coinstar and the Individual Defendants acknowledge that the pendency and prosecution of the Actions were the substantial cause in the Company’s decision to implement the Corporate Governance Measures.

AUDIT COMMITTEE RESPONSIBILITIES

1. The Board shall add a provision to the Audit Committee’s Charter expressly providing that the Audit Committee will have at least four regularly scheduled meetings annually to review the Company’s annual and interim financial statements and disclosures, as well as related independent auditor attestations, certifications and/or reports.

2. The Board shall add a provision to the Audit Committee’s Charter expressly requiring that the Audit Committee shall hold executive sessions with the Company’s Head of Internal Audit, its independent auditor and its financial management as a routine item on its agenda for each of its regularly scheduled meetings.

INSIDER TRADING CONTROLS

3. The Board shall adopt a resolution stating that the Company’s Insider Trading Policy compliance officer shall report any violations of the Insider Trading Policy to the Company’s Board at its next regularly scheduled meeting.

4. The Company shall review its list of directors, executive officers and designated employees and consultants of the Company subject to the Company’s Insider Trading Policy’s pre-clearance procedures, and modify this list based upon the results of this review.

ENHANCED INTERNAL AUDITING

5. The Board shall adopt a resolution that establishes a policy whereby the Head of Internal Audit shall operate independently in relation to the Company’s management and report directly to the Board’s Audit Committee.

6. The Board shall add a provision to the Audit Committee Charter expressly requiring that at the end of each quarter the Head of Internal Audit shall present to the Audit Committee and/or the Board reports relating to control weaknesses/deficiencies, related risk exposures, and the Company’s progress on remediation of control weaknesses/deficiencies.

The Stipulation provides for the entry of judgment dismissing the Federal Action against the Individual Defendants with prejudice and, as explained in more detail in the Stipulation, barring and releasing certain known or unknown claims that have been brought in the Actions or that could have been brought in any court by Coinstar or any of its shareholders against Coinstar or the Individual Defendants relating to any of the claims or matters that were or could have been alleged or asserted in any of the pleadings or papers filed in the Actions. The Stipulation further provides that the entry of judgment will bar and release any known or unknown claims that have been or could have been brought in any court by the Individual Defendants against Plaintiffs or Plaintiffs’ Counsel related to any of the claims or matters that were or could have been alleged or asserted in any of the pleadings or papers filed in the Actions or based upon or arising out of the institution, prosecution, assertion, settlement, or resolution of the Actions. In addition, after the Court approves the Settlement, the parties will promptly seek dismissal with prejudice of the State Action; effectiveness of the Settlement is conditioned on dismissal of the State Action.

IV.	PLAINTIFFS’ COUNSEL’S ATTORNEYS’ FEES AND EXPENSES

After negotiating the Corporate Governance Reforms in the Settlement, Plaintiffs’ Counsel and Coinstar, with the assistance of the mediator, former United States District Court Judge Layn R. Phillips (Ret.), negotiated the attorneys’ fees and expenses that Coinstar would pay to Plaintiffs’ Counsel, subject to Court approval. As a result of these negotiations, and in light of the substantial benefits conferred, Coinstar has agreed to pay (or cause to be paid by its insurers) $750,000 to Plaintiffs’ Counsel for their fees and expenses (the “Fee Award”), subject to Court approval. The Fee Award includes fees and expenses incurred by Plaintiffs’ Counsel in connection with the prosecution and settlement of the Actions. To date, Plaintiffs’ Counsel have not received any payments for their efforts on behalf of Coinstar shareholders. The Fee Award will compensate Plaintiffs’ Counsel for the results achieved in the Actions.

V.	REASONS FOR THE SETTLEMENT

Counsel for the Settling Parties believe that the Settlement is in the best interests of the Plaintiffs, Coinstar and its shareholders.

A.	Why Did Plaintiffs Agree to Settle?

Plaintiffs and their counsel believe that the claims asserted in the Actions have merit. However, Plaintiffs and their counsel recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Actions against the Individual Defendants through trial and appeal. Plaintiffs and their counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Actions, as well as the difficulties and delays inherent in such litigation. Plaintiffs and their counsel also are mindful of the inherent problems of proof of, and possible defenses to, the violations asserted in the Actions. Based on Plaintiffs’ and their counsel’s understanding of the facts, the Settlement provides a significant recovery based on the alleged conduct of the Individual Defendants. Based on their evaluation, Plaintiffs and their counsel have determined that the Settlement set forth in the Stipulation is in the best interests of Coinstar and its shareholders.

B.	Why Did the Defendants Agree to Settle?

The Individual Defendants have denied and continue to deny each and every one of the claims, contentions and allegations of liability made against them in the Actions. The Individual Defendants have denied and continue to deny all claims of wrongdoing or liability against them arising out of any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the Actions. The Individual Defendants also have denied and continue to deny that Coinstar or its shareholders have suffered damages, or that Coinstar or its shareholders were harmed by the conduct alleged in the Actions. The Individual Defendants have further asserted that at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the best interests of Coinstar and its shareholders. The Individual Defendants assert that judgment should be entered dismissing all claims against them with prejudice. The Defendants have entered into the Stipulation to avoid the continuing additional expense, inconvenience, and distraction of this litigation and to avoid the risks inherent in any lawsuit, and without admitting any wrongdoing or liability whatsoever.

VI.	SETTLEMENT HEARING

On November 9, 2012, at 9:00 a.m., the Court will hold the Settlement Hearing at the United States Courthouse, United States District Court for the Western District of Washington 700 Stewart Street, Seattle, Washington. At the Settlement Hearing, the Court will consider whether the terms of the Settlement are fair, reasonable, and adequate and thus should be finally approved, whether the Fee Award should be approved, and whether the Federal Action should be dismissed with prejudice pursuant to the Stipulation.

VII.	RIGHT TO ATTEND SETTLEMENT HEARING

Any Coinstar shareholder may, but is not required to, appear in person at the Settlement Hearing. If you want to be heard at the Settlement Hearing, then you must first comply with the procedures for objecting, which are set forth below. The Court has the right to change the hearing dates or times without further notice. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before going to the Court. COINSTAR SHAREHOLDERS WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE SETTLEMENT HEARING OR TAKE ANY OTHER ACTION.

VIII.	RIGHT TO OBJECT TO THE SETTLEMENT AND PROCEDURES FOR DOING SO

You have the right to object to any aspect of the Settlement. You must object in writing, and you may request to be heard at the Settlement Hearing. If you choose to object, then you must follow these procedures.

A.	You Must Make Detailed Objections in Writing

Any objections must be presented in writing and must contain the following information:

1. Your name, legal address, and telephone number;

2. Proof of being a Current Coinstar Shareholder as of the Record Date;

3. The date(s) you acquired your Coinstar shares;

4. A statement of your position with respect to the matters to be heard at the Settlement Hearing, including a statement of each objection being made;

5. Notice of whether you intend to appear at the Settlement Hearing (this is not required if you have lodged your objection with the Court); and

6. Copies of any papers you intend to submit to the Court, along with the names of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony.

The Court may not consider any objection that does not substantially comply with these requirements.

B.	You Must Timely Deliver Written Objections to the Court, Plaintiffs’ Counsel, and Coinstar

YOUR WRITTEN OBJECTIONS MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN October 26, 2012. The Court Clerk’s address is:

Clerk of the Court

United States District Court

Western District of Washington

U.S. Courthouse

700 Stewart Street, Suite 2310

Seattle, WA 98101

YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO PLAINTIFFS’ COUNSEL AND COUNSEL FOR COINSTAR SO THEY ARE RECEIVED NO LATER THAN October 26, 2012. Counsel’s addresses are:

Counsel for Plaintiffs

Ellen Gusikoff Stewart

ROBBINS GELLER RUDMAN & DOWD LLP

655 West Broadway, Suite 1900

San Diego, CA 92101

Counsel for Nominal Defendant Coinstar

Gregory L. Watts

WILSON SONSINI GOODRICH &

    ROSATI, P.C.

701 Fifth Avenue, Suite 5100

Seattle, WA 98104-7036

Unless the Court orders otherwise, your objection will not be considered unless it is timely filed with the Court and delivered to Plaintiffs’ Counsel and counsel for Coinstar.

Any Person or entity who fails to object or otherwise request to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding.

IX.	HOW TO OBTAIN ADDITIONAL INFORMATION

This Notice summarizes the Stipulation. It is not a complete statement of the events of the Actions or the Stipulation.

You may inspect the Stipulation and other papers in the Federal Action at the United States District Clerk’s office at any time during regular business hours of each business day. The Clerk’s office is located at the United States District for the Western District of Washington, U.S.

Courthouse, 700 Stewart Street, Suite 2310, Seattle, Washington 98101. However, you must appear in person to inspect these documents. The Clerk’s office will not mail copies to you. A copy of the Stipulation is attached to an August 2012 Coinstar Form 8-K that can be found on the SEC’s website (www.sec.gov) and in the Investors/SEC Filings section of Coinstar’s website (www.coinstarinc.com).

If you have any questions about matters in this Notice you may contact by telephone at 1-800-449-4900 or in writing Rick Nelson, Shareholder Relations, Robbins Geller Rudman & Dowd LLP, 655 West Broadway, Suite 1900, San Diego, CA 92101.

PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT OR THE CLERK’S OFFICE.

DATED: August, 6, 2012	BY ORDER OF THE COURT UNITED STATES DISTRICT COURT WESTERN DISTRICT OF WASHINGTON